Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1992-2

KEY PERFORMANCE FACTORS
October, 1997

Scheduled Maturity                                                  2/16/98


Coupon                                                                6.20%


Excess Protection Level
   3 Month Average  8.59%
      October, 1997  10.04%
      September, 1997  7.91%
      August, 1997  7.83%


Cash Yield                                              24.01%


Investor Charge Offs                                    5.77%


Base Rate                                               8.20%


Over 35 Day Delinquency                                 5.25%


Seller's Interest                                       21.72%


Total Payment Rate                                      10.97%


Total Principal Balance                                $5,966,948,746.36


Investor Participation Amount                          $166,666,666.64


Seller Participation Amount                            $1,296,115,413.10